Exhibit 10.35
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
RESEARCH AND LICENCE AGREEMENT
between
MICROMET AG
and
BIOVATION LIMITED
August 14, 2001

RESEARCH AND LICENCE AGREEMENT
This Agreement is made this 14th day of August, 2001 (the “EFFECTIVE DATE”)
BETWEEN
MICROMET AG of Am Klopferspitz 19, 82152 Martinsried, Munich, Germany (hereinafter “MICROMET”)
and
BIOVATION LIMITED of Crombie Lodge, Aberdeen Science Park, Balgownie Drive, Aberdeen AB22 8GU, Scotland, UK (hereinafter “BIOVATION”).
WHEREAS MICROMET is the owner of a cDNA which encodes a SINGLE-CHAIN ANTIBODY which binds to a specific antigen; and
WHEREAS BIOVATION has certain proprietary technology, materials and know-how in genetic engineering of biological materials, including single-chain antibodies, relating to removal of potentially immunogenic sequences, from the variable regions of antibodies (“DeImmunisation”) to produce an antibody for therapeutic and/or in vivo diagnostic purposes; and
WHEREAS MICROMET wishes BIOVATION to apply its technology and know-how to genetically engineer a SINGLE-CHAIN ANTIBODY and BIOVATION wishes to perform such services under the terms and conditions below;
NOW THEREFORE it is hereby agreed as follows:
1.	DEFINITIONS

Throughout this Agreement, where the context so requires, the use of the singular shall be construed to include the plural, and the use of the plural shall be construed to include the singular, and the use of any gender shall include all genders.

In this Agreement, the following terms have the following meanings;
(a)	“ASSAY” shall mean the method and experimental protocol providing a means to measure [***] of the SINGLE-CHAIN ANTIBODY supplied by MICROMET to BIOVATION in the context of a BiTE

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(b)	“BiTE” shall mean a single-chain bispecific antibody format proprietary to MICROMET consisting of the SINGLE-CHAIN ANTIBODY connected via a peptide linker to a second single-chain antibody binding to a target cell antigen

(c)	“BIOVATION PATENT RIGHTS” shall mean all patent applications and granted patents relevant to “DEIMMUNISATION TECHNOLOGY” which are or become owned by BIOVATION, or to which BIOVATION otherwise has, now or in the future, the right to grant licences, and which generically or specifically claim TECHNICAL INFORMATION, technology, products or a composition comprising products, a process for manufacturing or formulating a product, an intermediate used in such process or a use of product or a technology, as well as all other intellectual property rights arising therefrom, including, but not limited to, all continuations in part, divisional applications, and future patents issuing thereon, corresponding foreign patent applications and patents, all reissues, re-examinations, extensions, including supplementary protection certificates and including, but not limited to, the PATENT RIGHTS

(d)	“BISPECIFIC PRODUCT(S)” shall mean each bispecific antibody developed by coupling the DEIMMUNISED ANTIBODY (or portion thereof) with another antibody (or portion thereof)

(e)	“CONFIDENTIAL INFORMATION” shall mean all information disclosed by MICROMET to BIOVATION with reference to the SINGLE-CHAIN ANTIBODY, whether such information is in tangible or intangible form, including non-technical or technical information, trade secrets, know-how, inventions, processes and samples. CONFIDENTIAL INFORMATION shall include any oral disclosure provided such oral disclosure is reduced to writing and given to BIOVATION in written form within 30 days after oral disclosure.

(f)	“DEIMMUNISED ANTIBODY(IES)” shall mean all genetically engineered variant(s) of the SINGLE-CHAIN ANTIBODY arising from the RESEARCH PROGRAMME

(g)	“DEIMMUNISATION TECHNOLOGY” shall mean the technical process applied by BIOVATION to generate DEIMMUNISED ANTIBODY as outlined in the RESEARCH PROGRAMME.

(h)	“DELIVERABLES” shall mean any and all materials and specific know how arising out of the RESEARCH PROGRAMME as it relates to exploitation of the SINGLE-CHAIN ANTIBODY(IES) including, without limitation, all specific data reports, specific cell lines, specific plasmids and antibodies including the DEIMMUNISED ANTIBODY(IES).

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(i)	“EFFECTIVE DATE” shall mean the date, first mentioned above.

(j)	“FIELD” shall mean the field of human therapy and human in vivo and in vitro diagnostics limited to the SINGLE-CHAIN ANTIBODY.

(k)	“NET SALES” shall mean the total annual gross receipts for sales of PRODUCTS by or on behalf of MICROMET and its permitted sublicensees or from leasing, renting or otherwise making PRODUCTS available to third parties on a payment basis, whether invoiced or not, less (i) quantity and/or cash discounts, allowances, rebates, customer merchandising and pricing funds (including price declines and managed care discounts), wholesaler discounts and chargebacks allowed or given from the billed amount, (ii) freight, postage, shipping, packing and insurance expenses (if separately identified in the invoice), (iii) credits or refunds allowed for rejected, outdated or returned product and (iv) sales and other taxes and duties directly related to the sale (not including income tax) as detailed in the respective invoice. No deductions shall be made for commissions paid to individuals, whether they be with independent sales agencies or regularly employed by MICROMET and on its payroll, or for the cost of collections.

(l)	“PATENT RIGHTS” shall mean (i) those patent applications and (ii) patents based on inventions derived or arising from a SINGLE-CHAIN ANTIBODY, which were first conceived or reduced to practice during the performance of the RESEARCH PROGRAMME, and (iii) all patents issuing on (i) or (ii) throughout the world, as well as substitutions, extensions, reissues, renewals, divisional applications, continuations, continuations-in-part of or to (i) or (ii) above, to the extent that they are necessary or useful to manufacture, use, sell, offer for sale, or export a PRODUCT.

(m)	“PRODUCT” shall mean any product incorporating or derived through the application of DEIMMUNISATION TECHNOLOGY to a SINGLE-CHAIN ANTIBODY, which could not be manufactured, used, sold, offered for sale, or exported without a licence under the PATENT RIGHTS.

(n)	The “RESEARCH PROGRAMME” shall mean the programme outlined in Schedule II attached hereto and made a part hereof for the SINGLE-CHAIN ANTIBODY.

(o)	“SINGLE-CHAIN ANTIBODY” shall mean one single-chain antibody binding to a certain antigen and the cDNA which produces the SINGLE-CHAIN ANTIBODY as specified in Schedule I attached hereto and made a part hereof.

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(p)	“TECHNICAL INFORMATION” shall mean technical and scientific information and proprietary technology relevant to DEIMMUNISATION TECHNOLOGY which is owned by, licensed-in by or otherwise in the possession of BIOVATION at the EFFECTIVE DATE and/or during the period of the RESEARCH PROGRAMME.
2.	COLLABORATION

2.1	After the EFFECTIVE DATE, MICROMET shall transfer to BIOVATION the cDNA of the SINGLE-CHAIN ANTIBODY and information pertaining thereto. Such SINGLE-CHAIN ANTIBODY is and shall remain the property of MICROMET and BIOVATION shall have no rights therein. Upon receipt of the SINGLE-CHAIN ANTIBODY, BIOVATION agrees to use reasonable efforts to conduct research relating to the genetic engineering of each of the SINGLE-CHAIN ANTIBODY transferred to the extent described in the RESEARCH PROGRAMME.

2.2	During the RESEARCH PROGRAMME, BIOVATION’s principal investigator and representative shall be Dr Frank Carr and MICROMET’s principal representative shall be Dr Patrick Baeuerle or other such person or persons as the respective parties shall notify the other in writing.

2.3	BIOVATION shall provide MICROMET with a written research report upon completion of the RESEARCH PROGRAMME for the SINGLE-CHAIN ANTIBODY transferred. BIOVATION will deliver to MICROMET at the completion of Stage 2 of the RESEARCH PROGRAMME for the SINGLE-CHAIN ANTIBODY, [***] from the SINGLE-CHAIN ANTIBODY with sufficient information and materials for MICROMET to reasonably verify satisfactory completion of Stage 2. The representatives or their designees shall keep in contact during the conduct of the RESEARCH PROGRAMME for the SINGLE-CHAIN ANTIBODY.

2.4	Upon completion of the RESEARCH PROGRAMME for the SINGLE-CHAIN ANTIBODY, BIOVATION shall provide to MICROMET all DELIVERABLES together with samples of the relevant materials created during the RESEARCH PROGRAMME, such as plasmids, cell lines and DEIMMUNISED ANTIBODY(IES), along with any protocol for using, handling and storing such materials.

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3.	GRANT OF RIGHTS

3.1	BIOVATION agrees to grant to MICROMET under the PATENT RIGHTS a non-exclusive world-wide licence to the extent necessary to commercialise the DEIMMUNISED ANTIBODY (as specified in Schedule II) and/or the DELIVERABLES in the FIELD. For greater certainty, such commercialisation of the DEIMMUNISED ANTIBODY shall include and be limited to the clinical development, launch, manufacture, marketing and distribution of the PRODUCT. MICROMET shall be entitled to grant sub-licences of the rights required to commercialize the PRODUCT provided that MICROMET informs BIOVATION of any such sublicence granted in writing and provided further that any such sublicence agreement is in full accordance with the terms and conditions of this Agreement

4.	FUNDING

4.1	In consideration for the research performed by BIOVATION and the licence granted, MICROMET shall make the following payments to BIOVATION:
(a)	the sum of US$[***] upon the EFFECTIVE DATE;

(b)	upon completion of Stage 2 (as described in Schedule II) of the RESEARCH PROGRAMME, the sum of US$[***] plus the sum of US$[***] subject to delivery of [***];

(c)	within [***] months of completion of Stage 2 (as described in Schedule II) of the RESEARCH PROGRAMME, the sum of US$[***] subject to the [***] having an [***] in the [***] (as described in SCHEDULE III) which is not more than [***].
4.2	All payments under Section 4.1 (a), (b) and (c) shall be due within thirty days of receipt of invoice by MICROMET from BIOVATION and are under no circumstances refundable.
4.3	Following the completion of the first clinical trial with the first DEIMMUNISED ANTIBODY, upon MICROMET’s decision to make public any clinical results, MICROMET shall immediately provide to BIOVATION a copy of any clinical data which MICROMET elects to make public. BIOVATION will not disclose or otherwise make public clinical data from MICROMET which MICROMET has not already put into the public domain without MICROMET’s prior written approval, which approval shall not be unreasonably withheld.

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4.4	Provided that MICROMET has paid all balances due under clause 4.1 above, BIOVATION herewith grants to MICROMET for each specific DEIMMUNISED ANTIBODY a non-exclusive licence under the PATENT RIGHTS to the extent necessary for worldwide commercialisation of the DEIMMUNISED ANTIBODY derived from the specific SINGLE-CHAIN ANTIBODY sequence. Under such licence grant MICROMET shall be entitled to launch, manufacture, market, distribute and to commercialise a PRODUCT but shall not be entitled to use BIOVATION PATENT RIGHTS or any of BIOVATION’S proprietary technology to discover DEIMMUNISED ANTIBODIES independently of BIOVATION. It is expressly understood that MICROMET shall pay to BIOVATION for each PRODUCT containing the DEIMMUNISED ANTIBODY:
(a)	US$[***] upon the commencement of the first phase I clinical trial (i.e., dosing of first human subject in such trial) for each of the first two BISPECIFIC PRODUCTS. US$[***] upon the commencement of the first phase II clinical trial (i.e., dosing of first human subject in such trial) for each of the first two BISPECIFIC PRODUCTS;

(b)	US$[***] upon the commencement of the first phase III clinical trial (i.e., dosing of first human subject in such trial) per BISPECIFIC PRODUCT;

(c)	US$[***] upon submission of first BLA or equivalent per BISPECIFIC PRODUCT;

(d)	a payment of US$[***] upon cumulative total sales per BISPECIFIC PRODUCT of US$[***];

(e)	a payment of US$[***] upon cumulative total sales per BISPECIFIC PRODUCT of US$[***];

(f)	a payment of US$[***] upon cumulative total sales per BISPECIFIC PRODUCT of US$[***];

(g)	a royalty of [***]% on NET SALES of first BISPECIFIC PRODUCT and for the second and each subsequent BISPECIFIC PRODUCT a royalty of [***]% on NET SALES up to US$[***], a royalty of [***]% on NET SALES from US$[***] to US$[***] and a royalty of [***]% on NET SALES exceeding US$[***].
All payments under the licence pursuant to (a) — (f) above shall be due within [***] days of the event triggering payment without the requirement for an

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advance invoice from BIOVATION. MICROMET will promptly notify BIOVATION of an event triggering a payment under this section 4.4. After the beginning of commercialisation of each DEIMMUNISED ANTIBODY or a PRODUCT relating thereto, all payments under (g), above shall be due within [***] days following the end of each calendar quarter.

At the election of MICROMET a payment of US$[***] may be made within [***] to [***] above to [***] for the [***]. At the election of MICROMET a payment of US$[***] may be made within [***] to [***]. At the election of MICROMET a payment of US$[***] may be made within [***] to [***].

4.5	In the event MICROMET does not enter into clinical Phase I trial with at least one DEIMMUNISED ANTIBODY within 24 months of the payment due according to 4.1(c) and the DEIMMUNISED ANTIBODY fulfils the specifications described in clause 4.1 (c) MICROMET shall either:
(a)	pay the amount of US$[***] to extend the time point to [***]; and

(b)	pay the amount of US$[***] as a final payment for work performed in connection with the RESEARCH PROGRAMME; or

(c)	assign all of its right, title and interest in the PATENT RIGHTS and DELIVERABLES to BIOVATION and other rights proprietary to MICROMET to allow BIOVATION to commercialise the DEIMMUNISED ANTIBODY provided that BIOVATION is in full accordance with the terms and conditions of the relevant agreements MICROMET has with third parties and provided that assignment of rights made under this clause 4.5(c) shall be limited to rights specific to the DEIMMUNISED ANTIBODY as to which payment was made from MICROMET to BIOVATION pursuant to clause 4.1(c).
4.6	Payments shall be made by cheque drawn upon a UK clearing bank or paid by wire transfer into BIOVATION’s designated bank account. BIOVATION reserves the right to suspend all work on the RESEARCH PROGRAMME in the event payment is past due.
4.7	Unless agreed in writing by BIOVATION, any payments due hereunder which are not paid within thirty days of receipt by MICROMET of invoice from BIOVATION shall then be subject to the levy of interest charges at the rate of [***] calculated from the published rate on the last day of each preceding month where a balance is due.

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4.8	Immediately following MICROMET’s decision to seek a partner or licensee for the first SINGLE-CHAIN ANTIBODY, MICROMET will provide sufficient non-confidential information to BIOVATION to consider a proposal to MICROMET for BIOVATION or an affiliate of BIOVATION to enter into negotiations to become a partner or licensee. Confidential information available for potential partners will be made available to BIOVATION upon signing an appropriate secrecy agreement.

4.9	MICROMET agrees to keep true and accurate records and books of account containing all data necessary for the calculation of the royalties payable to BIOVATION under section 4.4. Such records and books of account shall upon reasonable notice having been given by BIOVATION be open at all reasonable times during business hours for inspection by a duly authorised, but neutral and independent accountant, who shall be acceptable to both parties without prejudice

4.10	MICROMET shall prepare a statement in respect of each calendar quarter of this Agreement which shall show for the calendar quarter in question MICROMET’s NET SALES on sales by it of the PRODUCTS on a country by country basis, details of the quantities of PRODUCTS sold in each country and the royalty and VAT due to BIOVATION thereon pursuant to section 4.4 above. Such statement shall be submitted to BIOVATION within [***] following the end of the calendar quarter or part thereof to which it relates together with a remittance for the royalties and VAT due to BIOVATION. If BIOVATION shall give notice to MICROMET within [***]s of the receipt of any such statement that it does not accept the same such statement shall be certified by an independent chartered accountant appointed by agreement between the parties or, in default of agreement within [***], by the President for the time being of the Institute of Chartered Accountants of England and Wales in London. MICROMET shall make available all books and records required for the purpose of such certification at reasonable times during normal business hours and the statement so certified shall be binding between the parties. The costs of such certification shall be the responsibility of BIOVATION if the certification shows the original statement to have been understating due payments by more than [***]% and otherwise shall be the responsibility of MICROMET. Following any such certification the parties shall make any adjustments necessary in respect of the royalties already paid to BIOVATION in relation to the year in question.

4.11	MICROMET shall pay royalties to BIOVATION free and clear of and without deduction or deferment in respect of any demand, set-off, counterclaim or other dispute and so far as is legally possible such payment shall be made free and clear of any taxes imposed by or under the authority of any government or public

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authority and in particular but without limitation where any sums due to be paid to BIOVATION hereunder are subject to any withholding or similar tax. MICROMET and, without prejudice to the foregoing, BIOVATION shall use their best endeavours to do all such lawful acts and things and to sign all such lawful deeds and documents as will enable MICROMET to take advantage of any applicable legal profession or any double taxation treaties with the object of paying the sums due to BIOVATION without imposing or withholding any tax. Sums are expressed in this agreement as exclusive of value added tax (VAT). BIOVATION agrees to provide MICROMET with a VAT invoice in respect of every payment affected by VAT.

5.	RIGHTS TO DELIVERABLES AND TECHNOLOGY

5.1	Upon payment of all balances due under clause 4.1, BIOVATION shall forthwith assign to and deliver documentation to MICROMET evidencing all rights to the DELIVERABLES.

5.2	Pursuant to clause 5.1, MICROMET shall be free to use the DELIVERABLES including any methods, protocols and procedures it receives from BIOVATION in any manner whatsoever subject to the provision of clause 8.4 and provided that MICROMET shall not be entitled to use BIOVATION PATENT RIGHTS or any of BIOVATION’S proprietary technology to discover DEIMMUNISED ANTIBODIES independently of BIOVATION.

5.3	In cases where employees of both parties have made an invention in the course of the RESEARCH PROGRAMME and are co-inventors thereof, all relating intellectual property rights will be jointly owned by BIOVATION and MICROMET. In cases where only one party has made an invention in the course of the RESEARCH PROGRAMME, this invention will solely belong to the party the employees of which made the invention. In any event, regardless BIOVATION shall inform MICROMET of its intent to file patent applications to inventions covering the DEIMMUNISED ANTIBODIES made in the course of the RESEARCH PROGRAMME. BIOVATION shall obtain MICROMET’s written consent before filing a patent application featuring inventions to the DEIMMUNISED ANTIBODIES made during the course of the PROGRAMME. In the jointly owned cases, the filing strategy for patentable inventions will be developed and negotiated in good faith by the parties and the costs will be shared in equal parts. Moreover, MICROMET and BIOVATION will be joint applicants in those cases. Pursuant to this paragraph for all such inventions, BIOVATION agrees to grant MICROMET, without further consideration, an exclusive worldwide license in all intellectual property arising in the course of the RESEARCH PROGRAMME to research, develop, make, use, sell and commercialise the DEIMMUNISED ANTIBODY. In the event either party fails diligently to file, prosecute, maintain or defend patents and patent applications for

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any patentable inventions will become jointly owned and the other party will be entitled to undertake such filing, prosecution, maintenance and defense, as its own cost and with the cooperation of the first party.
5.4	If any warning letter or other notice of infringement of a third party’s patent rights is received by or brought against either party because of such party’s performance pursuant to this Agreement or with respect to the SINGLE-CHAIN ANTIBODY, the parties shall promptly and in good faith coordinate and lend all reasonable assistance to each other in taking legal action, if appropriate, which is mutually agreed upon.

5.5	If, in relation to the RESEARCH PROGRAMME of SCHEDULE II, the [***] by BIOVATION of [***] and the design and construction of [***] infringes on any method claims of third party rights which requires MICROMET to make additional payments of any kind to that third party, MICROMET and BIOVATION agree to negotiate in good faith a reduction of the milestone and royalty payments set forth in 4.4 up to a [***]% maximum reduction in such payments.

6.	TERMS AND TERMINATION

6.1	Subject as hereinafter provided this Agreement and the licence granted pursuant thereto shall continue in full force and effect for a period of fifteen (15) years from the EFFECTIVE DATE, or until the last of the PATENT RIGHTS expires, whichever is the later.

6.2	Either party shall have the right to immediately terminate this Agreement in the event the other party (i) shall fail to perform any of its material obligations under this Agreement and such default is not cured within [***] of written notice of default, or (ii) shall file for protection under bankruptcy or similar statutes or shall be liquidated.

6.3	Upon expiration of this Agreement pursuant to Section 6.1, BIOVATION shall deliver possession and title to all DELIVERABLES and shall return any materials received from MICROMET. Articles 5, 7 and 8 shall survive expiration of this Agreement. All payments due prior to termination will have to be paid by MICROMET, no further payments will be due.

6.4	Upon termination of this Agreement by MICROMET pursuant to Section 6.2, BIOVATION shall deliver possession and title to all DELIVERABLES and shall return any materials received from MICROMET. Articles 5, 7 and 8 shall survive

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expiration of this Agreement. All payments due prior to termination will have to be paid by MICROMET, no further payments will be due.

6.5	BIOVATION may terminate this Agreement and the said licences forthwith by notice to MICROMET to that effect upon the happening of any of the following events:-
(i)	if MICROMET fails to perform or observe any of the obligations on its part to be performed or observed and if the breach is one capable of remedy has not been remedied within [***] of the giving of a notice informing MICROMET of such breach. Articles 7 and 8 shall survive termination of this Agreement;

(ii)	if MICROMET files a voluntary petition in bankruptcy or applies to any Tribunal for a Receiver Trustee or similar officer to be appointed by any Court or Executive Department to liquidate or conserve MICROMET or any substantial part of its property or assets due to insolvency or to the threat thereof or if MICROMET suffers any trusteeship or receivership to continue undischarged for a period of [***] or suffers any similar procedure for the relief of distressed debtors entered into by MICROMET voluntarily or involuntarily or if MICROMET is otherwise divested of its assets for a period of sixty days or makes a general assignment for the benefit of its creditors. Articles 7 and 8 shall survive termination of this Agreement.
6.6	Before completion of Stage 2 MICROMET may only terminate under 6.2. After completion of Stage 2 MICROMET may terminate this Agreement and the Licences granted pursuant hereto by giving to BIOVATION [***] notice to that effect and the terms of clause 4.5 shall then apply. Such termination shall be without prejudice to the right of BIOVATION to enforce the PATENT RIGHTS in the event of subsequent sale of PRODUCTS by MICROMET or its sublicencee(s). Articles 7 and 8 shall survive termination of this Agreement. All payments due prior to termination will have to be paid by MICROMET, no further payments will be due apart from but under clause 4.5(b and c) if applicable.

6.7	Termination of this Agreement shall be without prejudice to any rights of either party against the other which may have accrued up to the date of such termination.

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7.	CONFIDENTIALITY

7.1	BIOVATION agrees that it will hold the CONFIDENTIAL INFORMATION received from MICROMET in secrecy, and confidence and will not disclose it to any third person, nor use it for any purpose other than for the purpose of this Agreement, unless or until such CONFIDENTIAL INFORMATION:
(a)	was known to BIOVATION at the time it was received, and BIOVATION promptly so notifies MICROMET or is subsequently developed independently by BIOVATION without any reliance on the information received; or

(b)	was publicly known when received from MICROMET or thereafter becomes publicly known through no fault of BIOVATION; or

(c)	is made known to BIOVATION by a third person who did not derive it from MICROMET and who does not impose any obligation or confidence on BIOVATION; or

(d)	is approved for disclosure by prior written consent of MICROMET; or

(e)	is required by government authority, and reasonable notice of the impending disclosure has been given to MICROMET.
7.2	BIOVATION further agrees that it will restrict disclosure of the CONFIDENTIAL INFORMATION to within its own organisation and affiliates to those persons having a need to know it for the purpose of this Agreement, and that such persons will be advised of the obligation set forth in this Agreement and obligated in like fashion.

7.3	The above obligations shall expire [***] years from the date of BIOVATION receiving the CONFIDENTIAL INFORMATION.

7.4	All CONFIDENTIAL INFORMATION shall remain the sole and exclusive property of MICROMET

7.5	This Agreement shall not be construed as granting any licence rights with respect to the CONFIDENTIAL INFORMATION.

7.6	MICROMET agrees to be bound by the obligations under Article 7 respectively with regard to TECHNICAL INFORMATION.

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7.7	The parties agree that any disclosure of the content of this Agreement (including disclosure in connection with potential stock exchange listings, if any) shall be subject to the parties’ prior written mutual agreement.

8.	WARRANTIES AND DISCLAIMERS

8.1	BIOVATION represents and warrants that the performance of its own obligations hereunder will not conflict with any existing or future obligation of BIOVATION to a third party.

8.2	Except as otherwise provided in this agreement, neither party makes any representations or warranties whatsoever, whether express or implied, with regard to any materials, information or know-how, including, without limitation, the TECHNICAL INFORMATION, DELIVERABLES, DEIMMUNISED ANTIBODY(IES) (as below); in particular neither party makes any warranty of merchantability or fitness for a particular purpose.

8.3	MICROMET indemnifies, defends and holds harmless BIOVATION and its affiliates from any claims brought against MICROMET by third parties in respect of any damage or injury directly or indirectly resulting from the use of the DELIVERABLES or the DEIMMUNISED ANTIBODY(IES).

8.4	MICROMET will be responsible for obtaining additional licences to any patents and technologies required for the commercialisation of the DEIMMUNISED ANTIBODIES and, upon request, BIOVATION will provide reasonable assistance to MICROMET in obtaining such licences provided that MICROMET shall reimburse BIOVATION for all out-of-pocket expenses incurred by BIOVATION in providing such assistance.

8.5	Nothing in this Agreement or in any licences to be granted pursuant thereto shall be construed as a representation or warranty that the BIOVATION PATENT RIGHTS are valid or that any manufacture, use, sale or other disposal of the PRODUCTS is not an infringement of any patents or other rights not vested in BIOVATION.

8.6	MICROMET shall promote the sale of the PRODUCTS of good marketable quality and shall use reasonable endeavours to meet the market demand therefore.

9.	INFRINGEMENT

If MICROMET becomes aware of a suspected infringement of the BIOVATION PATENT RIGHTS it shall notify BIOVATION giving full particulars thereof. If the alleged infringement consists of any act which (if done by MICROMET) would be within the scope of the licences granted under this Agreement BIOVATION and MICROMET shall (within a reasonable time of the said

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notification) consult together with a view to agreeing upon a course of action to be pursued.
10.	WAIVER

The waiver by BIOVATION of any breach, default or omission in the performance or observance of any of the terms of this Agreement by MICROMET shall not be deemed to be a waiver of any other such breach, default or omission.

11.	FORCE MAJEURE

If the performance of this Agreement or any obligation hereunder (except for the payment of money) is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labour disputes, inability to procure raw materials, power or supplies, war, invasion, civil commotion or other violence, compliance with any order of any governmental authorities or any other act or conditions whatsoever beyond reasonable control of either party hereto, the party so affected upon giving a prompt notice to the other party shall be excused from such performance to the extent of such prevention, restriction or interference; provided however that the party so affected shall use its best efforts to avoid or remove such causes of non-performance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

12.	ASSIGNMENT

In the event that BIOVATION or MICROMET shall be acquired by another company, or be merged with another company, this Agreement shall be assigned to and have become the obligation of the acquiring company. However excluding this exception, this Agreement shall not be assigned by either party without the prior written consent of the other party

13.	GOVERNING LAWS

This Agreement shall be governed and interpreted in accordance with laws of England.

14.	ARBITRATION

All disputes, differences or controversies arising out of or in connection with this Agreement, its interpretation, performance, or termination, which may arise between the two parties hereto out of or in relation to this Agreement shall be amicably settled between the parties hereto. In case of failure of amicable settlement between the parties hereto, it shall be finally settled by binding arbitration under the rules of the International Chamber of Commerce in Zürich,

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Switzerland (as to proceedings initiated by BIOVATION) or in London, England (as to proceedings initiated by MICROMET) by three arbitrators appointed in accordance with said rules. The costs of the arbitration, including administrative and arbitrators’ fees, shall be shared equally by the Parties. Each Party shall bear its own costs and attorneys’ and witnesses’ fees; provided, however, that the prevailing Party, as determined by the arbitration panel, shall be entitled to an award against the other Party in the amount of the prevailing Party’s costs and reasonable attorneys’ fees. The arbitration award shall be final and each Party shall comply in good faith and submit itself to the jurisdiction of the appropriate state or federal courts in Munich, Germany or London, England for the sole purpose of the entry of such arbitrator’s award to render effective such arbitration decision. Notwithstanding the foregoing, judgment on the award by the arbitrator may be entered in any court having jurisdiction. If judicial enforcement or review of the arbitrator’s decision is sought, the prevailing Party shall be entitled to costs and reasonable attorney’s fees in addition to any amount of recovery ordered by the court.

15.	NOTICES
(a)	All notices and statements required to be given to either party shall be dispatched by recorded delivery or facsimile with confirmation by recorded delivery addressed to such party at the following address:

To BIOVATION

Chief Executive Officer

Biovation Limited

Crombie Lodge

Aberdeen Science Park

Balgownie Drive

Aberdeen AB22 8GU

United Kingdom

Tel:	44 1224 707337

Fax:	44 1224 708816

To MICROMET

Vice President Business Development

Micromet AG

Am Klopferspitz 19

82152 Martinsried

Germany

Tel:	49 89 895 2770

Fax:	49 89 895 27722

(b)	All notices and statements shall be deemed to be given, seven days after mailing or at the time of delivery of a facsimile to the addresses above.

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(c)	Each party hereto may change its address set forth above for the purpose of this Agreement by giving a written notice to the other party from time to time.
16.	ENTIRE AGREEMENT

This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, covenants or understandings other than those expressly set forth herein, and no rights or duties on the part of either party hereto are to be implied or inferred beyond those expressly herein provided for. The parties hereto may, from time to time during the continuance of this Agreement, modify, vary or alter any of the provisions of this Agreement but only by an instrument duly executed by the parties hereto.

17.	MISCELLANEOUS PROVISIONS
(a)	Each party acknowledges that it has negotiated and entered into this Agreement in good faith.

(b)	In the event any one of the provisions of this Agreement is held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining provisions shall not be affected by such holding. The Parties agree to negotiate and amend in good faith such provision in a manner consistent with the intentions of the Parties as expressed in the Agreement if any invalid or unenforceable provision affects the consideration of either Party.

(c)	A press release to announce the signing of this Agreement shall be released within 3 months of the EFFECTIVE DATE. Such press release and any further press releases relating to this agreement shall be subject to agreement by both BIOVATION and MICROMET.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in duplicate originals by their respective officers here unto duly authorised, of which original to be held by each party.
Biovation Ltd

Signed	/s/ Frank J. Carr
Dr Frank J Carr
Chief Executive Officer

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Micromet AG

Signed	/s/ Christian Itin
Dr Christian Itin
Vice President, Business & Corporate Development

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SCHEDULE I
SINGLE-CHAIN ANTIBODY

Designated Name	Antigen

[***]	[***]

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SCHEDULE II
STAGES OF THE RESEARCH PROGRAMME/TIMESCALE
PROJECT APPLICATION OF DEIMMUNISATION TECHNOLOGY FOR ENGINEERING OF SINGLE-CHAIN ANTIBODIES (V = variable region; C = constant region; CDR = complementary determining region; H = heavy; L = light)

Stage 1:

[***] Timescale	[***]
Deliverables	[***]

Stage 2:

[***]

Timescale	[***]
Deliverables	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE III
ASSAY
[***]

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Exhibit 10.35
1st Amendment of the Research and License Agreement of August 14th 2001
between Micromet Ag And Biovation Limited
Biovation and Micromet agree to the following amendments to the Research and License agreement of August 14th 2001 between Micromet AG and Biovation Limited.
In Preamble insert:
This amended agreement is made this date of 26th September 2002 (the “AMENDMENT DATE”)
Whereas MICROMET wishes to extend the original agreement of 14 August 2001 (the “AGREEMENT”) to include the [***]ASSAY analysis of “MICROMET’S DEIMMUNISED [***]”
Whereas BIOVATION wishes to perform such further services to apply its technology and know-how for the [***]ASSAY analysis of MICROMET’S DEIMMUNISED [***]
Whereas BIOVATION and MICROMET agree that the following amendments will be applied to the AGREEMENT.
In Definitions insert:
(a)	“AMENDMENT DATE” shall be the date of this amendment

(b)	“MICROMET’S [***]” shall mean the SINGLE CHAIN ANTIBODY as described in the RESEARCH AGREEMENT between BIOVATION and MICROMET of 14th August 2001

(c)	“MICROMET’S DEIMMUNISED [***]” shall mean the lead DEIMMUNISED SINGLE CHAIN ANTIBODY as in the RESEARCH AGREEMENT between BIOVATION and MICROMET of 14th August 2001 nominated by MICROMET

(d)	The “RESEARCH PROGRAMME II” shall mean the programme outlined in Schedule IV attached hereto and made a part hereof

(e)	“[***] ASSAY” shall mean the method and experimental protocol to measure [***] as detailed in Schedule IV
In Collaboration insert:

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1.

2.2	On the AMENDMENT DATE BIOVATION agrees to use reasonable efforts to conduct research relating to the analysis of peptides derived from MICROMET’S [***] and MICROMENT’S DEIMMUNISED [***] to the extent described in the RESEARCH PROGRAMME II

2.4	BIOVATION shall provide MICROMET with a written research report upon completion of the RESEARCH PROGRAMME II for MICROMET’S DEIMMUNISED [***]
In Funding insert:
(b)	The sum of US$[***] upon the AMENDMENT DATE

(e)	Upon completion of the RESEARCH PROGRAMME II, the sum of US$[***] subject to all [***] derived from MICROMET’S DEIMMUNISED [***] exhibiting [***]
In Funding replace clause 4.5 by:
4.5	In the event MICROMET does not enter into clinical Phase I trial with at least one DEIMMUNISED ANTIBODY within 24 months of the payment upon completion of the RESEARCH PROGRAMME II and the DEIMMUNISED ANTIBODY fulfils the specifications described in clause 4.1 (c) and [***] MICROMET shall either:

(a)	pay the amount of US$[***] to extend the time point to [***] by [***]; and

(b)	pay the amount of US$[***] as a final payment after [***] for work performed in connection with the RESEARCH PROGRAMME or

(c)	assign all of its right, title and interest in the PATENT RIGHTS and DELIVERABLES to BIOVATION and other rights proprietary to MICROMET to allow BIOVATION to commercialise the DEIMMUNISED ANTIBODY provided that BIOVATION is in full accordance with the terms and conditions of the relevant agreements MICROMET has with third parties and provided that assignment of rights made under this clause 4.5(c) shall be limited to rights specific to the DEIMMUNISED ANTIBODY as to which payment was made from MICROMET to BIOVATION pursuant to clause 4.1(c).

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.

In Schedule IV insert:
STAGES OF THE RESEARCH PROGRAMME II/TIMESCALE

PROJECT	[***]

[***]

Timescale	[***]
Deliverables	[***]
[Remainder of Page Intentionally Left Blank — Signatures on Next Page]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.

IN WITNESS WHEREOF, the parties hereto have caused this amendments to the Research and License agreement of August 14th 2001 between Micromet AG and Biovation Limited to be duly executed in duplicate originals by their respective officers here unto duly authorised, of which original to be held by each party.
Biovation Ltd

Signed	/s/ Frank J. Carr
Dr Frank J Carr
Chief Executive Officer
Micromet AG

Signed	/s/ Christian Itin
Dr Christian Itin
Chief Business Officer
[Signature Page to the 1st Amendment of the Research and License agreement]

4.

Exhibit 10.35
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
SECOND AMENDMENT TO RESEARCH AND LICENCE AGREEMENT
AND ASSIGNMENT
     This Second Amendment to Research and Licence Agreement and Assignment (the “Amendment”) is made as of this June 16, 2004 by and between Biovation Limited, a corporation duly organized under and pursuant to the laws of Scotland, and having its principal place of business at Crombie Lodge, Aberdeen Science Park, Balgownie Drive, Aberdeen AB22 8GU, Scotland, UK (“Biovation”) and Micromet AG, a corporation duly organized under and pursuant to the laws of Germany, and having its principal place of business at Staffelseestrasse 2, 81477 Munich, Germany (“Micromet”).
     WHEREAS, Biovation has made certain inventions described on Appendix 1 attached hereto (the “Inventions”) pursuant to that certain Research and Licence Agreement (the “Research and Licence Agreement”) between Biovation and Micromet.
     WHEREAS, Micromet is desirous of acquiring the entire right, title, and interest in: any bispecific antibodies developed by coupling an Invention (or portion thereof) with another antibody (or portion thereof) (such bispecific antibodies, the “Bispecific Products”); the right to file applications for patent in any country on Bispecific Products; any application(s) for patent in any country claiming priority to these application(s); any provisional or other right to recover damages, including royalties, for prior infringements of these applications; and any patent(s) in any country that may be granted therefor or thereon.
     WHEREAS, Micromet and Biovation desire to amend the Research and Licence Agreement to grant Micromet a license to use certain intellectual property in connection with the development and commercialization of the Inventions.
     NOW, THEREFORE, for good and sufficient consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:
1.	Assignment of Bispecific Products
     1.1 Assignment. To the extent that Biovation has not done so already via a prior agreement with Micromet, or if Biovation has already done so via a prior agreement with Micromet then in confirmation of any obligation to do so in said prior agreement, Biovation has sold, assigned, transferred, and set over, and by these presents does sell, assign, transfer, and set over, unto Micromet, its successors, legal representatives, and assigns, Biovation’s entire present and future right, title, and interest in:
(a)	the Bispecific Products;

1.

(b)	the right to file applications for patent in any country claiming the Bispecific Products, including all rights under the Hague Convention, the Paris Convention for the Protection of Industrial Property, and under the Patent Cooperation Treaty;

(c)	any application(s) for patent in any country claiming the Bispecific Products;

(d)	any application(s) for patent in any country claiming priority to any application(s) for patent claiming the Bispecific Products, including any division(s), continuation(s), and continuation(s)-in-part;

(e)	any provisional or other right to recover damages, including royalties, for prior infringements of any application for patent identified in the proceeding paragraphs (b) – (d); and

(f)	any patent(s) in any country that may be granted for or on any application for patent identified in the preceding paragraphs (b) – (d), including any reissue(s) and extension(s) of said patent(s).
For the avoidance of doubt, this Section 1.1 shall not modify or amend the rights of Micromet and Biovation in and to the DEIMMUNISED ANTIBODY (as defined in the Research and Licence Agreement) set forth in the Research and Licence Agreement.
     1.2 Transfer. The above-granted rights, titles, and interests are to be held and enjoyed by Micromet, for its own use and behalf and the use and behalf of its successors, legal representatives, and assigns, as fully and entirely as the same would have been held and enjoyed by Biovation had this sale and assignment not been made.
     1.3 Representations. Biovation hereby represents to Micromet, its successors, legal representatives, and assigns, that, at the time of execution and delivery of these presents, or if applicable, at such time said prior agreement was executed, Biovation is the sole and lawful owner of the entire (except with respect to any ownership interest of Micromet) right, title, and interest in and to the Inventions, that the Inventions are unencumbered, except, if applicable, by obligation to assign in accordance with said prior agreement, and that Biovation has good and full right and lawful authority to sell and convey the same in the manner set forth herein. Biovation further hereby represents that its employees have assigned to Biovation all their right, title, and interest in and to the Inventions.
     1.4 Covenants. Biovation agrees to use its commercially reasonable efforts to take all necessary and proper acts, and will cause its employees, affiliates, contractors, sublicensees, and consultants to take such necessary and proper acts, to effectuate the assignment provisions set forth in this Section 1.

2.

2.	Amendment
     2.1 Research and Licence Agreement Terms. For the avoidance of doubt, except as set forth in this Amendment, the ownership and rights of Micromet and Biovation to the Inventions will remain under the terms set forth in clause 5.3 of the Research and Licence Agreement.
     2.2 Amendments to Definitions.
          2.2.1 Pursuant to this Amendment, the definition of “BISPECIFIC PRODUCT(S)” in the Research and Licence Agreement is hereby amended and restated in its entirety to read as follows:
“BISPECIFIC PRODUCT(S)” shall mean each bispecific antibody made by coupling a DEIMMUNISED ANTIBODY (or portion thereof), including any INVENTION, to a second antibody (or portion thereof) (it being understood that nothing in this definition shall entitle MICROMET to receive a license from BIOVATION under this Agreement in and to intellectual property rights covering such second antibody).
          2.2.2 Pursuant to this Amendment, the following definition is hereby appended at the end of Section 1 of the Research and Licence Agreement as new clause (q):
“INVENTIONS” shall mean all technology, know-how, and intellectual property relating to the [***] pursuant to this Agreement, identified by their amino acid sequences (but excluding any technology, know-how, or intellectual property relating specifically to DEIMMUNISATION TECHNOLOGY).
     2.3 Amendment to Clause 3.1. Pursuant to this Amendment, the following sentence is hereby substituted for the first sentence of clause 3.1 of the Research and Licence Agreement:
BIOVATION agrees to grant and hereby grants to MICROMET a non-exclusive, world-wide licence, with the right to grant sublicences, under the BIOVATION PATENT RIGHTS to make, have made, use, research, develop, sell, offer for sale, import, and export the DEIMMUNISED ANTIBODY (as specified in Schedule II), the DELIVERABLES, and/or the BISPECIFIC PRODUCTS in the FIELD.
     2.4 Sublicences. Pursuant to this Amendment, the following new clause 3.2 is inserted into the Research and Licence Agreement:
3.2 MICROMET shall be entitled to grant sublicences of the rights granted to it pursuant to 3.1 above (including the right of a sublicensee to authorize the grant

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3.

of further sublicenses); provided, that, such sublicense agreement shall conform to the terms of this Agreement and the terms of sections 4.3 to 4.11 shall continue to be met by MICROMET even where another party is conducting clinical trials and commercialisation. MICROMET shall provide (i) a copy of such executed sublicense agreement to BIOVATION within (30) days of granting of the execution thereof except that the financial terms of such agreement as well as other details that do not bear on MICROMET’S performance of its obligations under this Agreement may be redacted and (ii) a written notification of the identity of the sublicensee and full mailing/contact details for the sublicensee. MICROMET shall remain liable for the performance of MICROMET’S obligations hereunder. BIOVATION shall not establish any contact with the sublicensee in relation to the sublicense without the prior written consent of MICROMET.
     2.5 Amendment to Clause 8.1. Pursuant to this Amendment, clause 8.1 of the Research and Licence Agreement is hereby amended and restated in its entirety to read as follows:
BIOVATION hereby represents and warrants to MICROMET that (a) the BIOVATION PATENT RIGHTS include all patents and patent applications owned or controlled by BIOVATION or, to the best of Biovation’s knowledge, its affiliates, specifically related to DEIMMUNISATION TECHNOLOGY that would be infringed by the manufacture, use, sale, or importation of PRODUCTS or BISPECIFIC PRODUCTS by MICROMET incorporating the Inventions; (b) the BIOVATION PATENT RIGHTS (as defined above) shall include patent application [***]filed by [***]and published on [***] strictly for the manufacture, use, sale, or importation of BISPECIFIC PRODUCTS by MICROMET incorporating the Inventions; and (c) the performance of its own obligations hereunder will not conflict with any existing obligation of BIOVATION to a third party.
3.	Miscellaneous
     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective upon the execution hereof by all parties hereto. Other than as set forth in this Amendment, all of the terms and conditions of the Licence Agreement shall continue in full force and effect.
     In Witness Whereof, the parties have executed this Amendment as of the date first written above.

Biovation Limited	Micromet AG

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4.

By:	/s/ Frank J. Carr	By:	/s/ Christian Itin

Name: Frank J. Carr		Name: Christian Itin

Title: CEO		Title: CEO

5.

APPENDIX 1
Description of Inventions
All technology, know-how, and intellectual property relating to the deimmunized [***] antibodies as listed in the [***] generated by Biovation pursuant to the Licence Agreement, identified by their amino acid sequences (but excluding any technology, know-how, or intellectual property relating specifically to DEIMMUNISATION TECHNOLOGY, as that term is defined in the Research and Licence Agreement).

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1.